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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 9, 2005

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Indiana                      1-5672                13-5158950
(State or other jurisdiction        (Commission           (I.R.S. Employer
     of incorporation)              File Number)         Identification No.)

               4 West Red Oak Lane
              White Plains, New York                          10604
              (Address of principal                         (Zip Code)
                executive offices)

       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.01.    Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On March 9, 2005, ITT Industries, Inc. issued a press release announcing that Steven Loranger, its Chief Executive Officer, will speak at the Smith Barney Citigroup Global Industrial Manufacturing Conference and will reaffirm the Company's earnings expectations for the first quarter and full year 2005.This press release is attached and incorporated by reference herein as Exhibit 99.1.

ITEM 9.01.    Financial Statements and Exhibits

(c) Exhibits

99.1 Press release issued March 9, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ITT INDUSTRIES, INC.

                                            By:  /s/ Kathleen S. Stolar
                                                 -----------------------------
                                                 Kathleen S. Stolar

                                            Its: Vice President, Secretary
                                                 and Associate General Counsel

Date: March 9, 2005